EXHIBIT 21                                                       12/31/93
                    OGDEN CORPORATION - U.S. SUBSIDIARIES
                (See Attachment A for foreign subsidiaries)

                                                     PERCENT    DOMESTIC
COMPANY                                             OWNERSHIP   STATE

Ogden Corporation                                               Delaware
  Ogden Management Services, Inc.                       100     Delaware
    OFS Equity of Babylon, Inc.                         100     New York
    OFS Equity of Huntington, Inc.                      100     New York
  Ogden Services Corporation                            100     Delaware
    Ogden Environmental and Energy Services Co., Inc.   100     Delaware
      Analytical Technologies, Inc.                     100     Delaware
      ERC Energy, Inc.                                  100     Delaware
      G A Technical Services, Inc.                      100     Tennessee
      Geothermal Power, Inc.                            100     Delaware
        Geothermal, Inc.                                100     Virginia
      Imperial Power Services, Inc.                     100     California
      Multiple Dynamics Corporation                     100     Michigan
      Ogden Environmental and Energy Services
          Co., Inc. of Ohio                             100     Ohio
      Ogden Environmental & Engineering
          Services Co., Inc.                            100     N. Carolina
      Ogden Environmental and Management
          Operation Services Co., Inc.                  100     Delaware
      Ogden Geothermal Operations, Inc.                 100     Delaware
      Ogden Heber Field Energy, Inc.                    100     Delaware
      Ogden Hydro Energy, Inc.                          100     Delaware
        Catalyst New Martinsville
            Hydroelectric Corporation                   100     Delaware
      Ogden Hydro Operations, Inc.                      100     Tennessee
        New Martinsville Hydro Operations Corporation   100     W. Virginia
      Ogden SIGC Geothermal Operations, Inc.            100     California
      QualTec, Inc.                                     100     Florida
    Ogden Entertainment Services, Inc.                  100     Delaware
      Doggie Diner, Inc.                                100     Delaware
      Offshore Food Service, Inc.                       100     Louisiana
        Gulf Coast Catering Company, Inc.               100     Louisiana
      Ogden Allied Maintenance Corporation of
            New England                                 100     Mass.
      Ogden Allied Security Services, Inc.              100     Delaware
      Ogden American Food Services, Inc.                100     Ohio
      Ogden Aviation Food Services, Inc.                100     Delaware
        Air La Carte, Inc.                              100     New York
      Ogden-Burtco Services, Inc.                       100     Washington
        Alpine Food Products, Inc.                      100     Washington
        Ogden Facility Management of Alaska, Inc.       100     Alaska
      Ogden Facility Management Corporation             100     New York
      Ogden Facility Management Corporation of Anaheim  100     California
      Ogden Facility Management Corporation
          of California                                 100     California
      Ogden Facility Management Corporation of Iowa     100     Iowa
      Ogden Facility Management Corporation
          of Pensacola                                  100     Florida
      Ogden Food Service Corporation                    100     Delaware
        Ogden Confection Corporation                    100     Delaware
      Ogden Food Service Corporation of Connecticut     100     Connecticut
      Ogden Food Service Corporation of Indiana         100     Indiana
      Ogden Food Service Corporation of Kansas          100     Kansas
      Ogden Food Service Corporation of Miami, Inc.     100     Florida
      Ogden Food Service Corporation of Milwaukee       100     Wisconsin
      Ogden Food Service Corporation of Texas           100     Texas
      Ogden Food Service Corporation of Wisconsin       100     Wisconsin
      Ogden Leisure, Inc.                               100     Delaware
        Ogden Fairmount, Inc.                           100     Delaware
        WDRA, Inc.                                      100     W. Virginia
      Ogden Leisure Services of New York, Inc.          100     New York
    Ogden Industrial Services, Inc.                     100     Delaware
      OGDEN CISCO, INC.                                 100     Delaware
    ERC International Inc.                              100     Delaware
      Ogden Government Services Corporation             100     Virginia
        DK Associates, Inc.                             100     Delaware
        ERC Field Services Corporation                  100     Virginia
        Logistics Operations, Inc.                      100     Virginia
        Ogden BioServices Corporation                   100     Virginia
      InterCAD Corporation                              100     Maryland
      W. J. Schafer Associates, Inc.                    100     Mass.
        Laser Corporation of America                     49.92  Mass.
          Laser Royalties, Inc.                         100     Delaware
        Lawrence Associates, Inc.                       100     Delaware
        Lenzar Electro-Optics, Inc.                     100     Delaware
        Schafer Real Estate Corporation                 100     Mass.
    Ogden Allied Maintenance Corporation                100     New York
      Atlantic Design Company, Inc.                     100     New York
        Atlantic Design Technicals, Inc.                100     New Jersey
      Hawaiian Building Maintenance Company, Limited    100     Hawaii
      Ogden Allied Building & Airport Services Inc.     100     Delaware
      Ogden Allied Building Service Corporation         100     Delaware
      Ogden Allied Commercial Cleaning Systems
          Corporation                                   100     California
      Ogden Allied Eastern States Maintenance
          Corporation                                   100     Delaware
        Ogden/ERC Aviation Technology Services, Inc.    100     Delaware
        Ogden Range Services, Inc.                      100     Delaware
      Ogden Allied Maintenance Company of Hawaii, Inc.  100     Hawaii
      Ogden Allied Maintenance Corporation of
          Pennsylvania                                  100     Delaware
      Ogden Allied Maintenance Corporation of Texas     100     Texas
      Ogden Allied Payroll Services, Inc.               100     New York
      Ogden Allied Service Agency Corporation           100     Delaware
      Ogden Allied Window Cleaning Company, Inc.        100     New York
      Ogden Aviation Fueling Company, Inc.              100     Delaware
      Ogden Aviation Fueling Company of Atlanta, Inc.   100     Georgia
      Ogden Aviation Fueling Company of Houston, Inc.   100     Texas
      Ogden Aviation Fueling Company of St. Louis, Inc. 100     Delaware
      Ogden Aviation Fueling Company of Texas, Inc.     100     Texas
      Ogden Aviation Fueling Company of Virginia, Inc.  100     Delaware
      Ogden Aviation Service Company of Colorado, Inc.  100     Colorado
      Ogden Aviation Service Company of Hawaii, Inc.    100     Hawaii
      Ogden Aviation Service Company of
          Kansas City, Inc.                             100     Missouri
      Ogden Aviation Service Company of
          New Jersey, Inc.                              100     New Jersey
      Ogden Aviation Service Company of New York, Inc.  100     New York
        Ogden Ground Services, Inc.                     100     Delaware
          ARA Sunset Airport Systems, Inc.              100     California
          Kenworthy Air Freight Services, Inc.          100     Indiana
      Ogden Aviation Service Company of
          Pennsylvania, Inc.                            100     Pennsylvania
      Ogden Aviation Service Company of Texas, Inc.     100     Delaware
      Ogden Aviation Service Company of
          Washington, Inc.                              100     Delaware
      Ogden Aviation Service International Corporation  100     New York
        Ogden Aviation, Inc.                            100     Delaware
        Ogden Aviation Security Services of
          Indiana, Inc.                                 100     Indiana
      Ogden Aviation Terminal Services, Inc.            100     Massachusetts
      Ogden CISCO Maintenance, Inc.                     100     Delaware
      Ogden Consolidated Aviation Services of
          Houston, Inc.                                 100     Texas
      Ogden New York Services, Inc.                     100     New York
      Ogden Pipeline Services Corporation               100     Delaware
      Ogden Plant Maintenance Company, Inc.             100     New Jersey
      Ogden Plant Maintenance Company of Missouri       100     Missouri
      Ogden Plant Maintenance Company of North Carolina 100     N. Carolina
      Ogden Public Events Service Corporation           100     New York
      Ogden Support Services, Inc.                      100     Delaware
      Tridon Supply Company, Inc.                       100     New York
    Ogden International Europe Inc.                     100     Delaware
      (See Attachment A for subsidiaries)
    Ogden Resource Recovery Support Services, Inc.      100     Delaware
      Ogden Plant Services of New Jersey, Inc.          100     New Jersey
    Ogden Allied Abatement & Decontamination
          Service, Inc.                                 100     New York
  Ogden Projects, Inc.
    (See Attachment B for subsidiaries of Ogden Projects)
  Ogden Financial Services, Inc.                        100     Delaware
    B D C Liquidating Corp.                             100     Delaware
      Bouldin Development Corp.                         100     California
      Ogden Bulk Systems Company, Inc.                   90     New York
    BiE Leasing Company                                 100     Delaware
    Greenway Insurance Company of Vermont               100     Vermont
    International Terminal Operating Co., Inc.           50     Delaware
    OFS Equity of Delaware, Inc.                        100     Delaware
      OFS Equity of Alexandria/Arlington, Inc.          100     Virginia
      OFS Equity of Indianapolis, Inc.                  100     Indiana
      OFS Equity of Stanislaus, Inc.                    100     California
    Ogden Allied Financial Services Corporation         100     Delaware
      Ogden Allied Maintenance Securities, Inc.         100     Delaware
        Denver Fuel Facilities Corporation              100     Colorado
        Kansas City International Fueling
            Facilities Corporation                      100     Missouri
        LaGuardia Fuel Facilities Corporation           100     New York
        Lambert Field Fueling Facilities Corporation    100     Delaware
        Love Field Fueling Facilities Corporation       100     Texas
        Newark Automotive Fuel Facilities Corporation   100     New Jersey
        Ogden Allied Facilities, Inc.                   100     New York
        Philadelphia Fuel Facilities Corporation        100     Penn.
  Rototest Laboratories, Inc.                            91     California

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                                                                 12/31/93
                               ATTACHMENT A
                 OGDEN CORPORATION - FOREIGN SUBSIDIARIES

                                                     PERCENT     DOMESTIC
                                                     OWNERSHIP   COUNTRY

Ogden Corporation

  Ogden Projects, Inc.                                  84.2    DE/U.S.A.
    Ogden Martin Systems, Inc.                          100     DE/U.S.A.
      Ogden Martin Systems, Ltd.                        100     Ontario
        Ogden Martin Systems of Nova Scotia, Ltd.       100     Nova Scotia
    Ogden Projects Holdings, Inc.                       100     DE/U.S.A.
      Ogden Projects (U.K.) Limited                     100     U.K.
        Ogden Projects (Birmingham) Limited             100     U.K.
    Ogden Waste Treatment Services, Inc.                100     DE/U.S.A.
      Ogden Environmental Services Limited              100     Canada
    Projets Ogden Quebec Inc.                           100     Quebec

  Ogden Services Corporation                            100     DE/U.S.A.
    Ogden International Europe Inc.                     100     DE/U.S.A.
      Ogden Holdings B.V.                               100     Netherlands
        Compania General de Sondeos CGS, S.A.           100     Spain
        Czech-Ogden Airhandling s.r.o.                   50     Czech
                                                                Republic
        Ogden Aviation Holdings (Deutschland) GmbH      100     Germany
          Ogden Allied Services GmbH                    100     Germany
          Ogden Aviation Services GmbH & Co. KG         100     Germany
          Ogden Services GmbH
              Gesellschaft fur Kultur-, Medien- und
              Veranstaltungsmanagement                  100     Germany
          Ogden Tegel Verwaltungs GmbH                  100     Germany
            Tegel Aircraft Handling GmbH                100     Germany
          Verwaltung Ogden Aviation Services GmbH       100     Germany
        Ogden Aviation (Schiphol) B.V.                  100     Netherlands
        Ogden Aviation Services Portugal, SA            100     Portugal
        Ogden Aviation Spain S.A.                       100     Spain
    Ogden Environmental and Energy Services Co., Inc.   100     DE/U.S.A.
      IEA of Japan Company Ltd.                          50     Japan
      Ogden umwelt und energie systeme GmbH             100     Germany
        IEAL energie consult GmbH                       100     Germany
          IEAL energie + umwelt consult, Berlin         100     Germany
      Olmec Insurance, Ltd.                             100     Bermuda
    Ogden Entertainment Services, Inc.                  100     DE/U.S.A.
      Ogden Entertainment Services (Canada) Inc. -
        Services de Divertissements Ogden (Canada) Inc. 100     Canada
        Fortier Associates International, Inc.          100     Canada
        The Ogden Northmount Evergreen Group Limited    100     Canada
      Ogden Entertainment Services de Mexico, SA de CV  100     Mexico
						Servicios de Alimentos Bebidas Especializados,
										S.A. de CV	                                    51     Mexico
    Ogden Allied Maintenance Corporation                100     NY/U.S.A.
      Ogden Allied Eastern States Maintenance
          Corporation                                   100     DE/U.S.A.
        Ogden Servicios de Seguridad, S.A.              100     Costa Rica
        Ogden Agencia de Seguridad, S.A.                100     Panama
      Ogden Aviation Service International Corporation  100     NY/U.S.A.
        Ogden Aviation Services (Australia) Pty. Ltd.   100     Australia
        Ogden Aviation Services (NZ) Limited            100     New Zealand
        Ogden Aviation Services (Venezuela), S.A.       100     Venezuela
          Servicios de Despachos Garcia, C.A.           100     Venezuela
        Ogden Aviation Services (Chile) Limitada        100     Chile
          (50% held by Ogden Ground Services, Inc.)
          Aviation Services Leader S.A.                  80     Chile
        Ogden Aviation Services (Panama) Corp.           85     Panama
        Ogden do Brazil Participacoes S/C Ltda.         100     Brazil
         ("Ogden do Brazil Holdings Ltda.")
          SERVAIR Servico de Atendimento
             Aeroterrestre Ltd. ("SERVAIR")             100     Brazil
        Ogden & Talma Aviation Services of Peru S.A.     54     Peru
        Servicios Especializados Para la Industria del
           Transporte, S.A.                              94.9   Mexico
        SEITSA Leasing, S.A. de C.V.                     94.9   Mexico
      Ogden Aviation Service Company of New York, Inc.  100     NY/U.S.A.
        Ogden Ground Services, Inc.                     100     DE/U.S.A.
          Ogden Ground Services, Inc. (St. Thomas)      100     Virgin Islands
          Ogden Saint Maarten Ground Services, N.V.     100     Netherlands
                                                                Antilles
          Ogden/Air Aruba Ground Services N.V.           49     Aruba
      Allied Aviation Service Company of
         Newfoundland, Ltd.                             100     Canada
      Ogden Services of Canada Inc.                     100     Canada
        Cafas Inc.                                      100     Canada
          Airconsol Aviation Services Ltd. -
             Les Services D'Aviation Airconsol Limitee  100     Canada
            Ogden Ground Services (Canada) Ltd.         100     Canada
              Aircraft Services Ltd.                    100     Canada
        Consolidated Aviation Fueling and Services
          (Pacific) Limited                             100     Canada
        Consolidated Aviation Fueling of
          Toronto Limited                               100     Ontario
        Consolidated Aviation Services of
          Alberta Limited                               100     Canada
        Consolidated Plant Maintenance Ltd.             100     Ontario
        Consolidated Plant Maintenance of
          Alberta Limited                               100     Canada
        Ogden Allied Security Services Inc. -
          Services de Securite Ogden Allied Inc.        100     Canada
        Ogden Allied Services Inc. - Services
          Ogden Allied Inc.                             100     Canada
      Ogden Aviation Services Limited                   100     U.K.
        Ogden Aviation Engineering Limited              100     U.K.
        Ogden Aviation (UK) Limited                     100     U.K.
        Ogden Entertainment Services (UK) Ltd.          100     U.K.
        Ogden Security Services Limited                 100     U.K.
        Ogden Allied (Gatwick) Limited                  100     U.K.

                                                                12/31/93
                           ATTACHMENT C
               OGDEN PROJECTS, INC. AND SUBSIDIARIES


                                                     PERCENT    DOMESTIC
COMPANY                                             OWNERSHIP    STATE

Ogden Projects, Inc.                                     84.5   Delaware
  Ogden Energy Resource Corp.                           100     Delaware
  Ogden Land Management, Inc.                           100     Delaware
    Ogden Land Management of Warren, Inc.               100     New Jersey
    Ogden Projects of Campo, Inc.                       100     California
  Ogden Projects of Haverhill, Inc.                     100     Massachusetts
  Ogden Projects of Lawrence, Inc.                      100     Massachusetts
  Ogden Power Systems, Inc.                             100     Delaware
    Ogden Power Systems 7, Inc.                         100     Delaware
  Ogden Projects Holdings, Inc.                         100     Delaware
    Ogden Projects (U.K.) Limited                       100     U.K.
      Ogden Projects (Birmingham) Limited               100     U.K.
  Ogden Wallingford Associates, Inc.                    100     Connecticut
  OPW Associates, Inc.                                  100     Connecticut
  OPWH, Inc.                                            100     Delaware
  Ogden Martin Systems, Inc.                            100     Delaware
    Grey Acre Development Corporation                   100     Massachusetts
    Ogden Engineering Services, Inc.                    100     New Jersey
    Ogden Marion Land Corp.                             100     Oregon
    Ogden Martin Systems, Ltd.                          100     Ontario
      Ogden Martin Systems of Nova Scotia, Ltd.         100     Nova Scotia
    Ogden Martin Systems of Alexandria/Arlington, Inc.  100     Virginia
    OMS Equity of Alexandria/Arlington, Inc.            100     Virginia
    Ogden Martin Systems of Babylon, Inc.               100     New York
    Ogden Martin Systems of Bristol, Inc.               100     Connecticut
    Ogden Martin Systems of Clark, Inc.                 100     Ohio
    OMSC One, Inc.                                      100     Delaware
    OMSC Two, Inc.                                      100     Delaware
    OMSC Three, Inc.                                    100     Delaware
    OMSC Four, Inc.                                     100     Delaware
    Ogden Martin Systems of Dakota, Inc.                100     Minnesota
    Ogden Martin Systems of Eastern/Central
       Connecticut, Inc.                                100     Connecticut
    Ogden Martin Systems of Fairfax, Inc.               100     Virginia
    Ogden Martin Systems of Ford Heights, Inc.          100     Illinois
    Ogden Martin Systems of Haverhill, Inc.             100     Mass.
      Haverhill Power, Inc.                             100     Massachusetts
      LMI, Inc.                                         100     Massachusetts
      Ogden Omega Lease, Inc.                           100     Delaware
    Ogden Haverhill Properties, Inc.                    100     Massachusetts
    Ogden Martin Systems of Hillsborough, Inc.          100     Florida
    Ogden Martin Systems of Hudson, Inc.                100     New Jersey
    Ogden Martin Systems of Huntington, Inc.            100     New York
    Ogden Martin Systems of Huntington
       Resource Recovery One Corp.                      100     Delaware
    Ogden Martin Systems of Huntington
       Resource Recovery Two Corp.                      100     Delaware
    Ogden Martin Systems of Huntington
       Resource Recovery Three Corp.                    100     Delaware
    Ogden Martin Systems of Huntington
       Resource Recovery Four Corp.                     100     Delaware
    Ogden Martin Systems of Huntington
       Resource Recovery Five Corp.                     100     Delaware
    Ogden Martin Systems of Huntington
       Resource Recovery Six Corp.                      100     Delaware
    Ogden Martin Systems of Huntington
       Resource Recovery Seven Corp.                    100     Delaware
    Ogden Martin Systems of Huntsville, Inc.            100     Alabama
    Ogden Martin Systems of Indianapolis, Inc.          100     Indiana
    Ogden Martin Systems of Kent, Inc.                  100     Michigan
    Ogden Martin Systems of Knox, Inc.                  100     Tennessee
    NRG/Recovery Group, Inc.                            100     Florida
    Ogden Martin Systems of Lancaster, Inc.             100     Pennsylvania
    Ogden Martin Systems of Lawrence, Inc.              100     Massachusetts
    Ogden Martin Systems of Lee, Inc.                   100     Florida
    Ogden Martin Systems of Long Island, Inc.           100     Delaware
    Ogden Martin Systems of L.A., Inc.                  100     Delaware
    Ogden Martin Systems of Marion, Inc.                100     Oregon
    Ogden Martin Systems of Mercer, Inc.                100     New Jersey
    Ogden Martin Systems of Montgomery, Inc.            100     Maryland
    Ogden Martin Systems of Morris, Inc.                100     New Jersey
    Ogden Martin Systems of North Carolina, Inc.        100     N. Carolina
    Ogden Martin Systems of Oakland, Inc.               100     Michigan
    Ogden Martin Systems of Onondaga, Inc.              100     New York
    Ogden Martin Systems of Onondaga Two Corp.          100     Delaware
    Ogden Martin Systems of Onondaga Three Corp.        100     Delaware
    Ogden Martin Systems of Onondaga Four Corp.         100     Delaware
    Ogden Martin Systems of Onondaga Five Corp.         100     Delaware
    Ogden Martin Systems of Pasco, Inc.                 100     Florida
    Ogden Martin Systems of Rhode Island, Inc.          100     Rhode Island
    Ogden Martin Systems of San Bernardino, Inc.        100     California
    Ogden Martin Systems of San Diego, Inc.             100     California
    Ogden Martin Systems of Stanislaus, Inc.            100     California
    OMS Equity of Stanislaus, Inc.                      100     California
    Ogden Martin Systems of Tulsa, Inc.                 100     Oklahoma
    Ogden Martin Systems of Union, Inc.                 100     New Jersey
  Ogden Recycling Systems, Inc.                         100     Delaware
    Ogden Recycling Systems of Chicago, Inc.            100     Illinois
    Ogden Recycling Systems of Fairfax, Inc.            100     Virginia
    Ogden Recycling Systems of Indianapolis, Inc.       100     Indiana
  Ogden Residuals Management, Inc.                      100     Delaware
  Ogden Waste Treatment Services, Inc.                  100     Delaware
    Ogden Environmental Services Limited                100     Canada
    Ogden Environmental Services of Houston, Inc.       100     Texas
      American Envirotech, Inc.                         100     Texas
    Stockton Soil Treatment Facility, Inc.              100     California
  Projets Ogden Quebec Inc.                             100     Quebec
  RRS Holdings Inc.                                     100     Delaware
    Michigan Waste Energy, Inc.                         100     Delaware
    Oahu Waste Energy Recovery, Inc.                    100     California
    Ogden Projects of Hawaii, Inc.                      100     Hawaii
    Resource Recovery Systems of Connecticut, Inc.      100     Connecticut